EXHIBIT 10.1
MASTER INCREASING LENDER SUPPLEMENT
MASTER INCREASING LENDER SUPPLEMENT, dated March 19, 2015 (this “Supplement”), by and among each of the Lenders signatories hereto (each, an “Increasing Lender”) and the other parties signatory hereto, to the Amended and Restated Credit Agreement, dated as of June 27, 2013, as amended and restated as of February 4, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Microchip Technology Incorporated (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate amount of certain of the Revolving Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its applicable Revolving Commitments;
WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the aggregate 2020 Dollar Tranche Commitments pursuant to such Section 2.20; and
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, each of the undersigned Increasing Lenders now desires to increase the amount of its 2020 Dollar Tranche Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1. Each of the undersigned Increasing Lenders agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its 2020 Dollar Tranche Commitment increased by the amount set forth opposite its name on Schedule I attached hereto, thereby making the aggregate amount of its 2020 Dollar Tranche Commitment equal to the aggregate amount set forth opposite its name on Schedule I attached hereto.
2. The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
3. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
4. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
5. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
[Signature Pages Follow]

ACTIVE 206117221v.4

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

MIDFIRST BANK, as an Increasing Lender

By:	/s/ Rory Nordvold
Name: Rory Nordvold
Title: First Vice President

Master Increasing Lender Supplement

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as an Increasing Lender

By:	/s/ James Hua
Name: James Hua
Title: Senior Vice President

By:	/s/ Kitty Sin
Name: Kitty Sin
Title: Senior Vice President

Master Increasing Lender Supplement

CHANG HWA COMMERCIAL BANK, LTD., as an Increasing Lender

By:	/s/ Joel Chou
Name: Joe Chou
Title: Assistant Vice President and Manager

Master Increasing Lender Supplement

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as an Increasing Lender

By:	/s/ Shu Fei Lin
Name: Shu Fei Lin
Title: General Manager & Vice President

Master Increasing Lender Supplement

BANK OF TAIWAN, NEW YORK BRANCH, as an Increasing Lender

By:	/s/ Lucas Liao
Name: Lucas Liao
Title: AVP & DGM

Master Increasing Lender Supplement

LAND BANK OF TAIWAN, NEW YORK BRANCH, as an Increasing Lender

By:	/s/ Arthur Chen
Name: Arthur Chen
Title: General Manager

Master Increasing Lender Supplement

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as an Increasing Lender

By:	/s/ Angela Chen
Name: Angela Chen
Title: VP & Deputy GM

Master Increasing Lender Supplement

TAIWAN COOPERATIVE BANK, an an Increasing Lender

By:	/s/ Li Hua Huang
Name: Li Hua Huang
Title: VP & General Manager

Master Increasing Lender Supplement

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as an Increasing Lender

By:	/s/ Robin S. Wu
Name: Robin S. Wu
Title: FVP & Deputy General Manager

Master Increasing Lender Supplement

E. SUN COMMERCIAL BANK, LTD., LOS ANGELES, as an Increasing Lender

By:	/s/ Edward Chen
Name: Edward Chen
Title: SVP & General Manager

Master Increasing Lender Supplement

Accepted and agreed to as of the date first written above:
MICROCHIP TECHNOLOGY INCORPORATED,
as Borrower

By	/s/ J. Eric Bjornholt Name: J. Eric Bjornholt Title: VP, CFO

Master Increasing Lender Supplement

Acknowledged as of the date first written above:
JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By	/s/ Keith Winzenried Name: Keith Winzenried Title: Executive Director

Master Increasing Lender Supplement

Schedule I
to Master Increasing Lender Supplement

INCREASING LENDER	INCREASE TO 2020 DOLLAR TRANCHE COMMITMENT	AGGREGATE 2020 DOLLAR TRANCHE COMMITMENT

MIDFIRST BANK	$14,375,000	$35,000,000
THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH	$4,375,000	$25,000,000
CHANG HWA COMMERCIAL BANK, LTD.	$2,625,000	$15,000,000
HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY	$2,625,000	$15,000,000
BANK OF TAIWAN	$2,625,000	$15,000,000
LAND BANK OF TAIWAN, NEW YORK BRANCH	$7,625,000	$20,000,000
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH	$5,625,000	$18,000,000
TAIWAN COOPERATIVE BANK	$2,625,000	$15,000,000
TAIPEI FUBON COMMERCIAL BANK CO., LTD.	$6,750,000	$15,000,000
E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH	$1,312,000	$96,562,500

TOTAL:	$50,562,500	$182,562,500